UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): October 18, 2004


                             URANIUM RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     0-17171                75-2212772
            --------                     -------                ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
         incorporation)                                    Identification No.)



  650 South Edmonds, Suite 108, Lewisville, TX                       75067
    (Address of principal executive offices)                        Zip Code


                                 (972) 219-3330
                                 --------------
              (Registrant's telephone number, including area code)





          (Former name or former address, if changed since last report)




              Exhibit Index Begins on Sequentially Numbered Page 4


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Items 7.01 Regulation FD Disclosure and Item 8.01 Other Events

         On October 18, 2004 the Registrant issued a press release that announced the commencement of uranium production at its Vasquez insitu leach property in South Texas, its current operating plans and the initiation of quotation of its shares on the OTC Bulletin Board.

Item 9.01 Financial Statements and Exhibits

          (c) Exhibits.

              99.1 -   Press Release issued October 18, 2004, by the Registrant.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             URANIUM RESOURCES, INC.




Date:    October 18, 2004           /s/ Paul K. Willmott
                                    --------------------------------------------
                                    Paul K. Willmott
                                    President, Chief Executive Officer
                                    and Chairman of the Board of Directors

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                                  EXHIBIT INDEX



Exhibit No.                         Exhibit Description                 Page
-----------                         -------------------                 ----

   99.1                    Press Release issued October 18,              E-1
                           2004, by the Registrant.


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